UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 5, 2024
Date of Report (date of earliest event reported)
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BOWLERO CORP.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40142 (Commission File Number)	98-1632024 (I.R.S. Employer Identification Number)
7313 Bell Creek Road Mechanicsville, Virginia 23111
(Address of principal executive offices and zip code)
(804) 417-2000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	BOWL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 - Results of Operations and Financial Condition

On February 5, 2024, Bowlero Corp. (the “Company”) issued a press release announcing its preliminary financial results for the second quarter of fiscal year 2024, which ended on December 31, 2023. A copy of the Company’s press release is being furnished herewith as Exhibit 99.1.

The information furnished with this Item 2.02 (including the preliminary financial results and related information included in Exhibit 99.1 referenced under Item 9.01 below) of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01 - Regulation FD Disclosure
The Company will host a webcast on February 5, 2024 at 10:00 a.m. Eastern Time to review its results for the second quarter of fiscal year 2024, which ended on December 31, 2023.

The presentation to be used for the webcast, any future investor presentations or updates thereto will be available on the Company’s website at https://ir.bowlerocorp.com/overview/default.aspx. These presentations will be accessible by the public on such website for a limited period of time.

The information referenced under Item 7.01 of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference in any filings under the Securities Act or the Exchange Act.

Item 8.01 – Other Events
On February 5, 2024, the Board of Directors of the Company authorized a common stock dividend (the “Dividend”) of $0.055 per share on the outstanding common stock of the Company to the shareholders of record as of the close of business on February 23, 2024 (the “Record Date”), payable in cash. The Dividend will be paid on March 8, 2024 (the “Payment Date”). Holders of Series A Preferred Stock of the Company as of the Record Date will also receive participating dividends in cash on the Payment Date pursuant to the terms of the Company’s Certificate of Designations governing the Series A Preferred Stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference (excluding the portions of Exhibit 99.1 that are “furnished” and not deemed to be “filed” pursuant to Item 2.02 of this Current Report on Form 8-K).

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
99.1	Press release of Bowlero Corp. dated February 5, 2024 reporting financial results for the second quarter of fiscal year 2024 ended December 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWLERO CORP.

Date: February 5, 2024	By:	/s/ Robert M. Lavan
	Name:	Robert M. Lavan
	Title:	Chief Financial Officer